No. 3154-0016














                              PROPERTY AND CASUALTY
                      EXCESS OF LOSS REINSURANCE AGREEMENT

                                     between

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY

                                       and

                          AMERICAN RE-INSURANCE COMPANY

                       TABLE OF CONTENTS
                       -----------------

      ARTICLE                                                       PAGE
      -------                                                       ----
         I                 EXHIBITS COVERED                            1
         II                TERRITORY                                   1

         III               ULTIMATE NET LOSS                           2

         IV                EXTRA CONTRACTUAL
                           OBLIGATIONS                                 2

         V                 EXCESS JUDGMENTS                            3

         VI                EXCLUSIONS                                  4

         VII               DEFINITIONS                                17

         VIII              CLAIMS                                     21

         IX                SUBROGATION AND SALVAGE                    22

         X                 TAXES                                      22

         XI                ACCESS TO RECORDS                          22

         XII               INSOLVENCY                                 23

         XIII              OFFSET AND SECURITY                        23

         XIV               ERRORS AND OMISSIONS                       24

         XV                FEDERAL EXCESS RECOVERY                    24

         XVI               COMMENCEMENT AND
                           TERMINATION                                25

                                                            No. 3154-0016



                              PROPERTY AND CASUALTY
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------

THIS AGREEMENT made and entered into by and between PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania (hereinafter referred to as the "Company") and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

WITNESSETH:

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party.

                                    ARTICLE I
                                    ---------

EXHIBITS COVERED
----------------

The Company will reinsure with the Reinsurer and the Reinsurer will accept reinsurance from the Company as set forth in Exhibits A and B which are attached hereto and made a part of this Agreement, such Exhibits being entitled for purposes of identification as:

         EXHIBIT A - PROPERTY EXCESS OF LOSS

         EXHIBIT B -CASUALTY EXCESS OF LOSS

                                   ARTICLE II
                                   ----------
TERRITORY
---------
A. As respects Property business of the Company, this Agreement shall cover policies issued for risks located within the United States of America, its territories and possessions, and Canada.

B. As respects Casualty business of the Company, this Agreement shall follow the original policies of the Company.

                                   ARTICLE III
                                   -----------

ULTIMATE NET LOSS
-----------------

      A. The term "Ultimate Net Loss" shall mean the sum or sums paid by the Company for which it is liable, under policies reinsured hereunder, including any Loss Adjustment Expenses, as hereinafter defined. Ultimate Net Loss shall also include 90% of any Extra Contractual Obligations, as provided in ARTICLE IV, EXTRA CONTRACTUAL OBLIGATIONS; and 90% of any Excess Judgment, as provided in ARTICLE V, EXCESS JUDGMENTS. All sums hereunder shall be subject to proper deductions for all salvages, recoveries and all other reinsurances or insurances that inure to the benefit of the Reinsurer under this Agreement, whether collectible or not. The Reinsurer's liability hereunder shall not increase by reason of the inability of the Company to collect from any other reinsurer or insurer, for any reason, any amount that may be due from such reinsurer or insurer.

      B. Except as specifically provided for or excluded under this Article, the term "Loss Adjustment Expenses" shall mean all expenses which have been paid by the Company in the investigation, adjustment, settlement or defense of specific claims covered under original policies of the Company reinsured hereunder, (also including prejudgment and post-judgment interests and salaries and expenses of salaried adjusters associated therewith), but not including office, administrative or overhead expenses of the Company or salaries and expenses of its officials and employees.

      C. In the event of the insolvency of the Company, "Ultimate Net Loss" shall be as otherwise defined herein except it shall include the sum or sums which the Company has incurred for which it is liable instead of the sum or sums paid by the Company for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the INSOLVENCY Article.

                                   ARTICLE IV
                                   ----------

EXTRA CONTRACTUAL OBLIGATIONS
-----------------------------

      A. As reinsured under this Agreement, the Company shall be protected for any Extra Contractual Obligation awarded by a court of competent jurisdiction against the Company. (Such Extra Contractual Obligation shall be added to the amount of the award or settlement within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement.)

      B. "Extra Contractual Obligation" shall be defined as those liabilities not covered under any other provision of this Agreement, and any legal costs and expenses incurred in connection therewith, which arise from the Company's handling of any claim on business covered hereunder, including but not limited to, the failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith, in rejecting an offer of settlement, in the preparation of the defense, in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

      C. For the purpose of the application of this Agreement, an Extra Contractual Obligation shall be deemed to have arisen on the same date as the original loss that gave rise to the Extra Contractual Obligation.

      D. This Article shall not apply where the Extra Contractual Obligation has been incurred due to the fraud or criminal act of a member of the Board of Directors, an officer, an agent, or an employee of the Company or any other person or organization involved in the presentation, defense or settlement of any claim covered hereunder, whether acting individually or collectively or in collusion with any person or organization.

      E. Recoveries from any form of insurance or reinsurance, whether separately purchased from another insurance carrier or self insurance issued by the Company to itself, which protects the Company against claims which are the subject matter of this Article, will inure to the benefit of the Reinsurer and shall be first deducted to arrive at the amount of any Extra Contractual Obligation covered hereunder, whether collectible or not.

      F. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

                                    ARTICLE V
                                    ---------

EXCESS JUDGMENTS
-----------------

      A. As reinsured under this Agreement, the Company shall be protected for any Excess Judgment awarded by a court of competent jurisdiction against the Company. (Such Excess Judgment shall be added to the amount of the award or settlement within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement.)

      B. "Excess Judgment" shall mean any amount in excess of the Company's original policy limits, but otherwise within the coverage terms of the policy, that is paid by the Company, together with any legal costs and expenses incurred in connection therewith, resulting from the failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith, in discharging its duty to defend, in preparing the defense in an action against its insured or in discharging its duty to prepare or prosecute an appeal consequent upon such action.

      C. This Article shall not apply where the Excess Judgment has been incurred due to the fraud or criminal act of a member of the Board of Directors, an officer, an agent or an employee of the Company, or any other person or organization involved in the presentation, defense or settlement of any claim covered hereunder, whether acting individually or collectively or in collusion with any person or organization.

      D. Recoveries from any form of insurance or reinsurance, whether separately purchased from another insurance carrier or self insurance issued by the Company to itself, which protects the Company against claims which are the subject matter of this Article, will inure to the benefit of the Reinsurer and shall be first deducted to arrive at the amount of any Excess Judgment hereunder, whether collectible or not.

      D. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.


                                   ARTICLE VI
                                   ----------

EXCLUSIONS
----------

      A. The reinsurance provided under this Agreement is subject to the exclusions set forth below and shall not cover the excluded coverages, risks or exposures unless individually submitted by the Company to the Reinsurer for inclusion hereunder, and if specially accepted in writing by the Reinsurer, such business shall then be covered under the terms of this Agreement, except to the extent the terms of this Agreement are modified by the special acceptance.

      B. The reinsurance provided under this Agreement shall not apply to the following:

            1. Business derived from any Pool, Association (including Joint Underwriting Associations), Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments. This exclusion shall not apply to automobile assigned risks or workers' compensation assigned risks which may be currently or subsequently covered hereunder, except such assigned risks arising from property or umbrella coverages.

            2. Liability of the Company arising from its participation or membership, whether voluntary or involuntary, in any insolvency fund, including any guarantee fund, association, pool, plan or other facility which provides for the assessment of, payment by, or assumption by the Company of a part or the whole of any claim, debt, charge, fee or other obligations of an insurer, or its successors or assigns, which has been declared insolvent by any authority having jurisdiction.

            3. Except as respects Workers' Compensation business hereunder, liability excluded by the provisions of the following Nuclear clauses attached hereto. The word "Reassured" used therein means "Company."

                  USA:
                    - Liability - Reinsurance No. 1B
                    - Physical Damage - Reinsurance No. 2
                    - Physical Damage and Liability
                      (Boiler and Machinery) - Reinsurance    No. 3.

                  Canada:
                    - Liability - Reinsurance  Canada Pre 1985
                    - Physical Damage - Reinsurance Canada Pre 1985
                    - Liability  -  Reinsurance Canada Post 1985
                    - Physical Damage - Reinsurance Canada Post 1985
                    - Physical Damage and Liability Canada -Reinsurance (Boiler
                      and Machinery)

                  As respects Workers Compensation business hereunder, operations employing the process of nuclear fission or fusion or handling of radioactive material, which operations include but are not limited to:

                  1. the use of nuclear reactors such as atomic piles, particle accelerators or generators, or

                  2. the use, handling or transportation of radioactive materials, or

                  3. the use, handling or transportation of any weapon of war or explosive device employing nuclear fission or fusion

                  The preceding exclusions a., b., and c. do not apply to:

                  a. the exclusive use of particle accelerators incidental to ordinary industrial or educational research pursuits, or

                  b. the exclusive use, handling or transportation of radio isotopes for medical or industrial use;

                  c.    radium or radium compounds.

            4. Coverage provided by the Company to insurance, or reinsurance companies, captives, brokers or risk retention groups (each hereinafter referred to as "insured" for purposes of this exclusion) which provide insurance against liability of the insured for any damages resulting from alleged or actual tortious conduct by the insured in the handling of claims brought against any policyholders of the insured or in the handling of any other business matters with or on behalf of any policyholders.

            5.    The following coverages:

                  a.    Financial Guarantees;
                  b.    Credit and Fidelity Coverage;
                  c.    Surety Bonds;
                  d.    Warranty Coverage;
                  e.    Political Risk Coverage;
                  f.    Currency Exchange Coverage;
                  g.    Forgery Coverage; or
                  h.    Kidnap, Extortion or Ransom Coverage.

            6.    Aggregate Excess of Loss or Stop Loss Coverages.

            7.    Retroactive  Coverage,   except  in  connection  with  unknown
                  incidents, covered under a claims made coverage.

            8. Coverage provided on a co-indemnity basis with another insurer, reinsurer or other entity including an insured under the Company's policy; however, this exclusion does not apply to the standard co-insurance provisions of a policy and facultative reinsurance inuring to the benefit of this Agreement.

            9. Coverage underwritten or accepted by any third party except the binding authority granted by the Company to its duly authorized agents.

            10. Coverage written specifically to insure or reinsure punitive damages.

            11.   Entertainment   business,   including   but  not  limited  to,
                  Commercial   Negative   Film   Coverage,   Cast  Coverage  and
                  Completion Bond Coverage.

            12. The Company's liability and any related expenses, beyond circumscribed policy provisions, including but not limited to, punitive, exemplary, consequential or compensatory damages, resulting from a claim of an insured or an insured's assignee against the Company its agents or employees, except as provided for in the Extra Contractual Obligations and Excess Judgments Articles.

            13. All reinsurance assumed by the Company, except intra-Company pooling arrangements.

            14. All loss, cost or expense arising out of, resulting as a consequence of or related to War. "War", as utilized herein, shall mean war whether or not declared, civil war, martial law, insurrection, revolution, invasion, bombardment or any use of military force, usurped power or confiscation, nationalization or damage of property by any government, military or other authority.

                  To the extent there is no Insurance Service Office, Inc. current standard coverage form for a type of coverage reinsured under this agreement, "War" as utilized herein shall mean war whether or not declared, civil war, martial law, insurrection, revolution, invasion, bombardment or any use of military force, usurped power or confiscation, nationalization or damage of property by any government, military or other authority.

            15. All loss, cost or expense directly or indirectly arising out of, resulting as a consequence of or related to Pollution whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss.

                  "Pollution" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

                  This exclusion shall not apply to the extent that such liabilities would be covered under the current standard unendorsed coverage forms issued by Insurance Services Office, Inc. for each type of coverage reinsured under this Agreement.

            16. Space or space-related risks such as, but not limited to, satellites, spacecraft, launch sites and launch vehicles including cargo and freight carried therein, in all phases of operation.

            17.   a.       Any  coverage  written  specifically  to apply to
                           Internet exposures; or

                  b. Any loss, cost or expense arising out of or related to the Internet, except if covered under any coverage not written or endorsed specifically to apply to Internet exposures. Notwithstanding the above referenced exception, the reinsurance provided under this agreement shall not apply to the following persons, entities or exposures, except for in force policies with effective dates prior to 9/1/01 and covered under this Agreement:

                        (1) Internet Service Providers, meaning any person or entity providing access to the Internet, content over the Internet or connection to the Internet; or

                        (2) Application Service Providers, meaning any person or entity that provides software and associated services to a subscriber base across an area network; or

                        (3) Internet Backbone Providers, meaning any person or entity that routes or provides channels for packets that transport data from point to point on the Internet; or

                        (4) Any person or entity that derives ninety percent or more of gross revenue or conducts or executes ninety percent or more of business transactions on or through the Internet; or

                        (5) Any person or entity that provides electronic mail services; or

                        (6) Any person or entity that develops, supplies, and/or installs encryption software for use on the Internet.

                  "Internet" as utilized in this exclusion shall mean, the international computer network of interoperable packet switched data networks, also known as the worldwide web or worldwide network of computers.

            18. All Workers' Compensation business, except for Employers' Liability Stop Gap coverage.

            19.   All automobile Liability business when written as such.

            20. As respects Property business, all loss, cost or expense arising out of or related to, either directly or indirectly, any "Terrorist Activity," as defined DEFINITIONS Article, and any action taken to hinder, defend against or respond to any such activity. This exclusion applies regardless of any other cause or event that in any way contributes concurrently or in any sequence to the loss, cost or expense and for the following:

                  a)    Any one risk at any one  location  where the risk  Total
                        Insured  Value  (hereinafter  TIV),   inclusive  of  all
                        coverages is greater than $50,000,000; or

                  b) The aggregate TIV for all risks insured by the company at any one location, inclusive of all coverages is greater than $50,000,000,; or

                  c)    Locations written on a subscription basis where the 100%
                        TIV,   inclusive  of  all   coverages  is  greater  than
                        $50,000,000; and

                  d)    Any of the following risks (i.e., owners of, not tenants
                        in):

                        1.    Airlines or Airports
                        2. Apartments, Condos, or Co-Operatives (i.e., Urban Only and greater than 25 stories)
                        3.    Bridges (i.e., greater than 300 feet in length)
                        4.    Casinos of Las Vegas and Atlantic City only
                        5. Chemical Manufacturing or Distributing Companies except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture
                        6. Convention or Exhibition Centers (i.e., Urban only) with an expected capacity, at any one time, of 25,000 or more
                        7. Dams (i.e., greater than 300 feet in length) 8. Defense or Aerospace Industries
                        9. Department Stores that are part of malls over 1,000,000 sq. feet

                        10. Financial Institutions (i.e., Building. and Time Element coverages or multiple locations (i.e., Office Schedules of greater than 10,000 sq. feet per location))
                        11. Government buildings (i.e., Federal or State) and National Landmarks
                        12.   High    Tech    Manufacturing     Companies    and
                              Telecommunication Companies with Total Insured Values greater than $5,000,000.
                        13.   Hospitals (i.e., Urban only)
                        14.   Hotels  (i.e.,  Urban  only  and  greater  than 25
                              stories)
                        15.   Internet  Companies and Major Media Companies with
                              Total Insured Values greater than $5,000,000.
                        16.   Office  Buildings  (i.e.,  Urban only and  greater
                              than 25 stories)
                        17.   Oil  and   Gas   Manufacturing   or   Distributing
                              Companies
                        18.   Public School Districts (i.e., Urban only)
                        19.   Port or Transit Authorities
                        20.   Railroads
                        21.   Shopping Malls over 1,000,000 sq. feet
                        22.   Stadiums (i.e., all pro sports)
                        23.   Tunnels (i.e., greater than 300 feet in length)
                        24.   Universities (i.e., Urban only)
                        25.   Utilities electric, gas, water & sewer

            C. The reinsurance provided under this Agreement for Liability business, other than Workers Compensation, and Automobile Liability business, shall not apply to the following:

                  1. Professional Liability or Errors and Omissions Coverage other than for the following:

                        a.    "Beau-T-Pak";
                        b.    Barbers;
                        c.    Opticians;
                        d.    Veterinarians that treat household pets;
                        e.    Morticians;
                        f.    Clergy;
                        g.    Employee Benefits Liability (E&O Coverage);
                        h.    Druggists;
                        i.    "Day Care Pak";
                        j.    "Adult Day Care;
                        k.    "Health Club Pak";
                        l.    "Instructor Pak";
                        m.    In-Home Day Care;
                        n.    "Pet Pak";  or
                        o.    "Wellness Pak".

                  2. Directors' and Officers' Liability Coverage, except for Condominiums and Homeowners Associations.

                  3.    The following coverages:

                        a.    Product recall;
                        b.    Product tampering;
                        c.    Product integrity impairment;   or
                        d.    Product guarantee.

                  4. Coverage provided under or for liability arising from any federal law, including but not limited to; USL&H, Jones Act, Defense Base Act, Federal Employers'
                        Liability Act, Outer Continental Shelf Lands Act, the Federal Coal Mine Health and Safety Act of 1969, the Non-appropriated Fund Instrumentality's Act, any other federal law awarding damages for violation of those laws or regulations issued there under and any amendments to any of the aforementioned laws or regulations.

                  5.    Securities Act Liability Coverage (S.E.C. Liability).

                  6.    Commercial Umbrella or Excess Liability Coverage.

                  7.    Personal Umbrella Liability Coverage.

                  8.    Environmental Impairment Liability Coverage.

                  9. Products Liability Coverage written without an annual aggregate limit.

                  10. Employer's liability and/or common law liability of employer's to their employees when coverage is provided under Worker's Compensation Coverage.

                  11.   Protection and Indemnity Liability Coverage.

                  12. Primary coverage written on a deductible basis or excess of a self-insured retention when such deductible or retained amounts are greater than $50,000.

                  13.   Uninsured or Underinsured Motorists Coverage.

                  14. Advertising or Personal Injury Liability Coverage for any person or entity whose business is advertising, broadcasting, publishing or telecasting.

                  15. Aircraft and airports as respects coverage for all liability arising out of the ownership, maintenance or use of aircraft and/or flight or ground operations.

                  16. Blanket or all-risk type coverage, commonly known as Organizational Liability, Organization Liability, Operational Liability, Integrated Risk, Enterprise Risk or under similar names, written in, or endorsed to, a policy covering all types of losses incurred by, or claims against, an entity;

                        provided, however, that this exclusion shall not include any named-peril grant of coverage which contemplates specifically enumerated types of claims or losses.

                  17.   Liability,  including any related  expenses  directly or
                        indirectly arising out of, resulting as a consequence of, or related to employment-related practices, including, but not limited to liability related to harassment, wrongful termination or discrimination, whether under coverage written as such or otherwise.

                  18. Liability including any related expenses, arising out of the Employee Retirement Income Security Act of 1974 and amendments thereto.

                  19. Liability including any related expenses, directly or indirectly arising out of, resulting as a consequence of or related to Sexual Misconduct, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss for the Company's Day Care Pak, In Home Day Care Pak or Adult Day Care policies, except for in force policies with effective dates prior to 9/1/01, and for Day Care Pak, In Home Day Care Pak or Adult Day Care policies of the Company where the insured purchases the Company's buy-back coverage.

                        "Sexual Misconduct" as utilized herein shall include, sexual molestation, sexual harassment, sexual abuse, any verbal or nonverbal communication, behavior, or conduct with sexual connotations or the infliction of physical, emotional or psychological injury whether for purpose of sexual gratification, discrimination, intimidation, coercion or other sexual purpose, regardless of whether such action or resulting injury is alleged to be intentionally or negligently caused.

                  20. All loss, cost or expense directly or indirectly, arising out of, resulting as a consequence of, or related to the manufacture, distribution, testing, remediation, removal, storage, disposal, sale, use of or exposure to the following, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss:

                        a.    Asbestos  or  materials  or  products   containing
                              asbestos;
                        b.    2.4,5  Trichloroacetic acid ("2,4,5-1") or 2.3,7,8
                              -  TCDD;
                        c. Diethylstilbestrol ("DES") in any dosage or form Any intrauterine device ("IUD");
                        d. Any product containing silicone, which is in any form injected or implanted into the body;
                        e.    Phen-fen;
                        f.    Dioxin;
                        g.    Polychlorinated biphenyls;
                        h.    Lead or materials or products containing lead;
                        i.    Latex gloves;
                        j.    Polybutylene piping
                              (acrylonitrile-butadine-styrene); or

                        k. Bio-engineered products, including any food products or therapeutic or diagnostic pharmaceutical products which are developed using some form of bioengineering.

                  21. All loss, cost or expense directly arising out of, resulting as a consequence of, or related to Electromagnetic Radiation related to the manufacture or generation of:


                        a.    Electric power and/or power lines;
                        b.    Cellular phones;
                        c. Radio and TV broadcasting and/or towers except for insured's with total sales less than $500,000;
                        d.    Computers;
                        e.    Electric blankets;
                        f.    Military radar or weapons;
                        g.    Police or weather radar;
                        h.    Satellite stations;
                        i.    Magnetic resonance imaging equipment;
                        j. X-ray equipment, except sales that are 10% or less of insured's total sales; or
                        k.    Microwave ovens;

                  "Electromagnetic Radiation" as used herein, shall include magnetic energy waves, fields or forces generated, produced, distributed, transmitted or maintained by charges, currents, frequencies, forces of energy or electricity."

                  22. Products Liability or Completed Operations Liability related to:



                        a. Drugs, except for liability arising from the retail sale or wholesale distribution of drugs by insureds not engaged in their manufacture;
                        b. Chemicals, except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture;
                        c. Insecticides and pesticides, except sales that are 20% or less of insured's total sales;
                        d.    Aircraft or aircraft parts;
                        e. Animal feed, other than custom-blended grains without chemical or pharmacological additives, except sales that are 20% or less of insured's total sales;
                        f. Cosmetics manufacturing, except for the manufacture of soaps or shampoos where the insured's receipts are less than 10% of total sales or skin and hair care products prepared at beauty salons or similar establishments,
                        g. Tobacco and tobacco products, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of tobacco products by insureds not engaged in their manufacture;
                        h. Automobiles, trucks, motorcycles and all-terrain vehicles or component parts critical to the operation of the foregoing, but this exclusion shall not apply to the liability arising from the retail sale or wholesale distribution of component parts critical or non-critical to the operation of the foregoing not engaged in their manufacture;

                        i. Fiberglass, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of fiberglass products by insureds not engaged in their manufacture;

                        j. Firearms, except sales that are 20% or less of insured's total sales;

                        k.    Medical equipment;

                        l. Elevator or hoist manufacturing, installation, inspection, service or repair;

                        m. Security and alarm system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01; or

                        n. Fire suppression system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01.

                  23.   Wrecking  or  demolition   of   buildings,   structures,
                        watercraft or aircraft, except for buildings three stories or less.

                  24.   Railroad,   subway  and  street  railway   construction,
                        operation   or    maintenance,    excepting    sidetrack
                        agreements.

                  25. Bridge, tunnel, dam or reservoir design, construction, operation or maintenance.

                  26.   Mining,   except  insureds  with  receipts  from  quarry
                        operations of less than 5% of total sales.

                  27. Onshore or offshore gas or oil drilling operations, pipelines, or wells.

                  28.   Mill or grain elevator operation.

                  29. Manufacture, assembly, packing, handling, processing, transportation, sale, storage or detonation of fireworks, fuses, nitroglycerine, ammonium nitrate, magnesium, celluloid, pyroxylin, ammunition, explosives or any product in which an explosive substance is an ingredient, or component part.

                        The term "explosive substance," as used herein, is any substance manufactured for the express purpose of exploding as differentiated from those commodities, other than those commodities specified in this exclusion, which are only fortuitously explosive, such as gasoline, fuel oil, or dyestuffs.

                  30. Manufacture, production, refining, storage, sale, distribution or transportation of natural or artificial fuel, gas, butane, methane, propane, other liquefied petroleum gases, gasoline or gases or air under pressure, except this exclusion does not apply to gasoline at hardware stores, convenience stores and automobile service stations storing gasoline on premises for retail sale, fuel oil dealers, and LPG sales that are 20% or less of the insured's total sales.

                  31.   Stevedoring.

                  32.   Ski lodges, lifts, cable cars and tows.

                  33. Shipbuilding, ship repair, ship breaking, dry dock, and quays or wharf operations, except boat slips or docks that are incidental to restaurants, condominiums, or similar operations or risks.

                  34.   Watercraft over 50 feet in length.

                  35. Amusement parks, amusement devices (other than coin operated devices), fairs, exhibitions, carnivals, circuses and zoos (other than petting zoos), except when written within the guidelines of the of the Company's Special Events Program.

                  36. Sports or other entertainment events with an expected capacity, at any one time, of 25,000 or more people.

                  37. Arenas, grandstands, stadiums, theatres, halls and any other indoor venue with an expected capacity, at any one time, of 25,000 or more.

                  38. Electric and gas utilities and the municipalities, authorities and all boards, commissions, or entities responsible for administering or controlling these utilities.

                  39. Governmental agencies, entities, or political subdivisions of a state or municipalities with a population of 50,000 or more, except for insureds required to name the local municipality as a named insured for special events.

                  40. Insurance companies, agents, brokers, or risk retention groups, inspection services, claims services and rating bureaus, unless coverage for errors and omissions is excluded under the policy reinsured.

                  41.   School boards or school districts.

                  42. Nursing homes and nursing home care, except for adult day care centers or the Family Home Care Program when written within the Company guidelines as of 9/01/01.

                  43.   Banks  and  other  financial   institutions  unless  the
                        Company's coverage contains a financial institution endorsement agreed to by the Reinsurer.

                  44. Contractors engaged in the construction, erection or exterior maintenance of structures in excess of three stories, except for window washers or power washing operations.

                  45.   Crop-dusting.

                  46.   Insureds  in  the  business  of  Scaffold   manufacture,
                        installation, repair, removal or rental.

                  47.   Inverse condemnation liability.

                  48. All loss, cost or expense arising out of, resulting as a consequence of or related to poultry products, operations or exposures, including but not limited to; poultry houses, poultry processing operations, live birds, processed birds, egg laying operations, egg processing operations or eggs.

                  49. Contractors, except as provided for by the Company's Penn Amerigram dated November 7, 2001, and attached to this Agreement as APPENDIX B.

            D. In the event the Company is inadvertently bound on any exclusion enumerated under paragraph D, the reinsurance provided under this Agreement shall apply until discovery by the Company of the existence of the inadvertent binding and for 30 days thereafter, and shall then cease unless, within the 30-day period, the Company has received from the Reinsurer written notice of its approval of such binding.

            E. The reinsurance provided under this Agreement for Property business shall not apply to the following:

                  1.    Difference in Conditions Coverage.

                  2.    Ocean Marine Coverage.

                  3. Mortgage impairment insurance and similar kinds of insurance, however styled.

                  4.    Mining including mining equipment.

                  5.    Aviation business.

                  6.    The following coverages:

                        a.    Product recall;
                        b.    Product tampering;

                        c.    Product integrity impairment; or

                        d.    Product guarantee.

                  7. Excess Coverage, meaning coverage written to apply specifically in excess over underlying insurance.

                  8.    Boiler and Machinery Coverage.

                  9.    Livestock Mortality or Fertility Coverage.

                  10.   Furriers' and Jewelers Block Coverage.

                  11.   Contingency business interruption risks of any kind.

                  12. Transmission and distribution lines other than those within 500 feet of an insured's premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverage are not subject to this exclusion provided that these are not part of a transmitter's or distributor's policies.

                  13.   All onshore or offshore:
                        a.    gas and oil drilling risks;
                        b.    petrochemical risks;
                        c.    pipeline risks; or
                        d.    well risks.

                  14. Flood, surface water, waves, tidal water or tidal waves, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not; provided, however, this exclusion shall not apply to losses covered under automobile physical damage policies or Inland Marine Policies.

                  15. Earthquake, landslide and other earth movement provided, however, this exclusion shall not apply to automobile physical damage coverage or Inland Marine Policies.

                  16.   Railroad property, rolling stock, tracks or roadbeds.

                  17. Fine arts collections exceeding $5,000,000 in total value.

                  18. Mobile homes, except mobile home parks written on a commercial lines basis with less than 25% of the mobile homes being owned by the insured.

                  19.   Risks  having  total   insurable   value  of  more  than
                        $50,000,000.

                  20.   Growing, standing or drying crops and timber.

                  21. Watercraft except watercraft insured under personal property floaters.

                  22.   Bridges, dams and tunnels.

                  23. All loss, cost or expense arising out of, resulting as a consequence of or related to poultry products, operations or exposures, including but not limited to; poultry houses, poultry processing operations, live birds, processed birds, egg laying operations, egg processing operations or eggs.

                                   ARTICLE VII
                                   -----------

DEFINITIONS
-----------

            A. The following Definitions apply as respects all Property business:

            I.    Property Occurrence:
                  A.    The  term  "Occurrence"   shall  mean  the  sum  of  all
                        individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Occurrence" shall be further defined as follows:

                        1.    As regards windstorm,  hail,  tornado,  hurricane,
                              cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

                        2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

                        3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and volcanic eruption, all of the

                              Company's individual losses (including losses from other perils covered hereunder which directly arise from earthquake and volcanic eruption) which occur during a period of 168 consecutive hours shall be considered one "Occurrence". The term "earthquake" means one or more seismic disturbances emanating from the same or adjacent geological faults. The term "volcanic eruption" means all activity arising from a single volcano.

                        4. As regards flood, being the overflowing of a natural body of water caused by torrential rain and the resulting inundation of the adjacent land, all individual losses sustained by the Company which occur during a period of 168 hours in a territory forming one river basin shall be considered one "Occurrence." The term "river basin" shall mean the land drained by a river, including all the tributaries of such river, which flows directly into an ocean, sound, bay gulf, or into one of the Great Lakes.

                        5. As regards "Freeze," only individual losses directly caused by falling trees or limbs, collapse, breakage of glass, power outage (off premises), automobile physical damage (comprehensive only) and water damage (caused by ice damming or by bursting of frozen pipes and tanks) may be included in the Company's "Occurrence".

                  B. For all "Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for those "Occurrences" referred to in subparagraphs 1. and 2. above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

                  C. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "Occurrence" claimed under the 168 hours provisions.

II.      Property Definition of Risk
         ---------------------------

      A. The Company shall be the sole judge of what constitutes one risk provided:

            1. One risk shall be defined from the standpoint of the peril of fire, however, except as otherwise provided hereunder, a building and its contents for a single insured shall never be considered as constituting more than one risk, nor shall time element coverages be considered a separate risk apart from the building and its contents, and

            2. One risk, with respect to the peril of wind, including but not limited to: tornado, cyclone, hurricane, windstorm and hail, shall mean all insured locations listed on an individual policy that are within a legal property boundary which is owned, occupied or operated by the insured as one continuous property site, including a site that contains roadways, streams or rights-of-way intersecting the site.

            3.    The  term  "building"   shall  mean  each  separately   roofed
                  structure enclosed within exterior walls.

            4. As respects Dealer Open Lot risks, all insured property at any one location shall be considered one risk.

III. Casualty Occurrence:
------------------------

            A. The term "occurrence" as used herein means each accident or occurrence or series of accidents or occurrences, arising out of one event, provided that, as respects:

                  1. Products Liability (bodily injury and property damage), the term "occurrence" shall mean the sum of all damages arising from the consumption, use or exposure to the insured's product(s) occurring during each original policy period, in respect to each insured, each policy, emanating from or traceable to the same causative agency.

                  2. Third Party Bodily Injury or Property Damage Liability, other than Automobile and Products, arising or emanating from or traceable to a continuous or repeated exposure to the same causative agency, the term "occurrence" shall mean the sum of all damages sustained by each insured, each policy, during each original policy period.

            B. The term "each original policy period" as used herein means each annual period the original policy (i.e., the policy reinsured hereunder) is in effect. Policies in effect for a period greater than one year shall be deemed to have separate annual policy periods.

            C. If the date of loss, accident or occurrence cannot be specifically determined, the date of loss, accident or occurrence shall be the inception date of the original policy; such policy period shall be deemed not to exceed 12 calendar months.

IV.      Terrorist Activity
         ------------------
            A. "Terrorist Activity" shall mean any deliberate, unlawful act that:

              1.    is declared by any authorized governmental official to be or
                    to  involve   terrorism,   terrorist  activity  or  acts  of
                    terrorism; or

              2. includes, involves, or is associated with the use or threatened use of force, violence or harm against any person, tangible or intangible property, the environment, or any natural resources, where the act or threatened act is intended, in whole or in part, to

                  (a) promote, further or express opposition to any political, ideological, philosophical, racial, ethnic, social or religious cause or objective; or
                  (b) influence, disrupt or interfere with any government related operations, activities or policies; or
                  (c) intimidate, coerce or frighten the general public or any segment of the general public; or
                  (d) disrupt or interfere with a national economy or any segment of a national economy; or


              3. includes, involves, or is associated with, in whole or in part, any of the following activities, or the threat thereof:

                  (a) hijacking or sabotage of any form of transportation or conveyance, including but not limited to spacecraft, satellite, aircraft, train, vessel, or motor vehicle;
                  (b)   hostage taking or kidnapping;
                  (c) the use or threatened use of, or release or threatened release of any nuclear, biological, chemical or radioactive agent, material, device or weapon;
                  (d) the use of any bomb, incendiary device, explosive or firearm;
                  (e) the interference with or disruption of basic public or commercial services and systems, including but not limited to the following services or systems: electricity, natural gas, power, postal, communications, telecommunications, information, public transportation, water, fuel, sewer or waste disposal;
                  (f)   the  injuring  or   assassination   of  any  elected  or
                        appointed   government   official   or  any   government
                        employee;
                  (g) the seizure, blockage, interference with, disruption of, or damage to any government buildings, institutions, functions, events, tangible or intangible property or other assets; or
                  (h) the seizure, blockage, interference with, disruption of, or damage to tunnels, roads, streets, highways, or other places of public transportation or conveyance.

            B. Any of the activities listed in section A(3) above shall be considered Terrorist Activity except where the Company can demonstrate to the Reinsurer that the foregoing activities or threats thereof were motivated solely by personal objectives of the perpetrator that are unrelated, in whole or in part, to any intention to

                  1. promote, further or express opposition to any political, ideological, philosophical, racial, ethnic, social or religious cause or objective; or

                  2. influence, disrupt or interfere with any government related operations, activities or policies; or
                  3. intimidate, coerce or frighten the general public or any segment of the general public; or
                  4. disrupt or interfere with a national economy or any segment of a national economy.

                                  ARTICLE VIII
                                  ------------

CLAIMS
------

            A. As a condition precedent to the Reinsurer's liability under this Agreement, the Company shall give timely written notice to the Reinsurer of all claims which may develop into losses involving reinsurance hereunder.

            B. In addition, the following categories of claims shall be reported to the Reinsurer immediately, regardless of any questions of liability of the insured or coverage under the policy:

                  1.    Fatality;

                  2.    Partial or Total Paralysis;

                  3.    Severe brain injury or brain damage prognosis;

                  4.    Severe burns;

                  5.    Amputation of one or more limbs;

                  6.    Loss of sight or hearing to a substantial degree;

                  7. Any injury where there is, or appears probable, an alleged loss of earnings for one year or more; and,

                  8. Any claim with a loss reserve that exceeds 50% of the Company's net retention, provided that such claim might involve the Reinsurer.

            C. The Company has the obligation to investigate and defend any claim affecting this reinsurance, to advise the Reinsurer promptly of subsequent developments pertaining thereto and to pursue such claim to final determination.

            D. It is understood that when so requested the Company will afford the Reinsurer an opportunity to be associated with the Company at the expense of the Reinsurer in the defense or control of any claim or suit proceeding involving this reinsurance; and the Company and the Reinsurer shall cooperate in every respect in the defense of such suit or claim or proceeding.

                                   ARTICLE IX
                                   ----------

SUBROGATION AND SALVAGE
-----------------------

            A. The Reinsurer shall be subrogated, as respects any loss for which the Reinsurer shall actually pay or become liable, but only to the extent of the amount of payment by or the amount of liability to the Reinsurer, to all the rights of the Company against any person or other entity who may be legally responsible in damages for said loss. The Company hereby agrees to enforce such rights, but in case the Company shall refuse or neglect to do so the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or its policyholders, or otherwise to enforce such rights.

            B. Any recoveries, salvages or reimbursements applying to risks covered under this Agreement shall always be used to reimburse the excess carriers (from the last to the first, beginning with the carrier of the last excess), according to their participation, before being used in any way to reimburse the Company for its primary loss.

            C. All salvages, recoveries or reimbursements, after deduction of expenses applicable thereto, recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments shall be made by the parties hereto, provided always, that nothing in this clause shall be construed to mean that losses under this Agreement are not recoverable until the Company's ultimate net loss has been ascertained. Expenses hereunder shall exclude all office expenses of the Company and all salaries and expenses of its officials and employees except those of salaried adjusters.

                                    ARTICLE X
                                   -----------

TAXES
-----

The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

                                   ARTICLE XI
                                   -----------

ACCESS TO RECORDS
-----------------

The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                                   ARTICLE XII
                                   -----------

INSOLVENCY
----------

The reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where this Agreement specifically provides for the payment of reinsurance proceeds to another party in the event of the insolvency of the Company.

                                  ARTICLE XIII
                                  ------------

OFFSET AND SECURITY
------------------

      A. Each party hereto has the right, which may be exercised at any time, to offset any amounts, whether on account of premiums or losses or otherwise, due from such party to another party under this Agreement or any other reinsurance agreement heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise due from the latter party to the former party. The party asserting the right of offset may exercise this right, whether as assuming or ceding insurer or in both roles in the relevant agreement or agreements.

      B. Each party hereby assigns and pledges to the other party (or to each other party, if more than one) all of its rights under this Agreement to receive premium or loss payments at any time from such other party ("Collateral"), to secure its premium or loss obligations to such other party at any time under this Agreement and any other reinsurance agreement heretofore or hereinafter entered into by and between them ("Secured Obligations"). If at any time a party is in default under any Secured Obligation or shall be subject to any liquidation, rehabilitation, reorganization or conservation proceeding, each other party shall be entitled in its discretion, to apply, or to withhold for the purpose of applying in due course, any Collateral assigned and pledged to it by the former party and otherwise to realize upon such Collateral as security for such Secured Obligations.

      C. The security interest described herein, and the term "Collateral," shall apply to all payments and other proceeds in respect of the rights assigned and pledged. A party's security interest in Collateral shall be deemed evidenced only by the counterpart of this Agreement delivered to such party.

      D. Each right under this Article is a separate and independent right, exercisable, without notice or demand, alone or together with other rights, in the sole election of the party entitled thereto, and no waiver, delay, or failure to exercise, in respect of any right, shall constitute a waiver of any other right. The provisions of this Article shall survive any cancellation or other termination of this Agreement.

                                   ARTICLE XIV
                                   -----------

ERRORS AND OMISSIONS
--------------------

The Reinsurer shall not be relieved of liability because of an error or accidental omission by the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery. The Reinsurer shall be obligated only for the return of the premium paid for business reported but not reinsured under this Agreement.

                                   ARTICLE XV
                                   ----------

FEDERAL EXCESS RECOVERY
-----------------------

As respects the Insured Losses of the Insurer for each Program Year, it is hereby agreed that to the extent the Insurer's total reinsurance recoverables for Insured Losses, whether collected or not, combined with the financial assistance available to the Insurer under the Act exceeds the aggregate amount of Insured Losses paid by the Insurer, less any other recoveries or reimbursements, such excess amounts (the "Excess Recovery") shall be allocated to the Company. The allocation to the Company shall be deemed to be an amount equal to the proportion that the Company's Insured Losses bear to the Insurer's total Insured Losses for each Program Year. The Company shall then reimburse the Reinsurer for its share of the Excess Recovery allocated to the Company. The Reinsurer's share of the Excess Recovery shall be deemed to be an amount equal to the proportion that the Reinsurer's payment of Insured Losses under this Agreement bears to the Company's total collected reinsurance recoverables for Insured Losses. The Company also agrees to provide the Reinsurer with all necessary data respecting the transactions covered under this Clause.

"Act" as utilized herein shall mean the Terrorism Risk Insurance Act of 2002 and any subsequent amendment thereof or any regulations promulgated there under. "Insurer", "Insured Losses", and "Program Year" as utilized herein shall follow the definitions as provided in the Act."

                                   ARTICLE XVI
                                   -----------

COMMENCEMENT AND TERMINATION
----------------------------

      A. This Agreement shall take effect as of 12:01 a.m., Eastern Standard Time, January 1, 2003, and shall, except as otherwise stipulated herein or in any Exhibit hereto or any Endorsement hereof, continue in full force and effect until terminated as hereinafter provided.

      B. This Agreement may be canceled at any December 31, unless otherwise mutually agreed by either party, giving 90 days notice in writing prior to such date, stating to the other its desire to effect such cancellation.

      C. In the event of cancellation, the Company shall have the option to terminate this Agreement on a cut-off or run-off basis as follows:

            1. In the event the Company elects to cancel cut-off, the Reinsurer shall remain liable for losses occurring prior to such cancellation date, but all liability shall terminate hereunder as to losses occurring subsequent to the cancellation date.

            2. In the event the Company elects to cancel run-off, the Reinsurer shall remain liable for losses occurring prior to such cancellation date, and any risk covered hereunder and in effect as of said cancellation date shall remain in full force until policy cancellation or natural expiration for a period of time not to exceed twelve months.

      D. Should this Agreement terminate while a covered loss occurrence is in progress, the entire loss arising out of such loss occurrence shall be subject to this Agreement.

      E. Every notice of termination shall be given by certified letter addressed to the intended recipient at such recipient's address as hereinabove set forth. In determining whether the requisite number of days' notice has been given in any case, the date of termination shall be counted but the date of mailing shall not.

      F. Notwithstanding the termination of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such termination shall be fully performed and discharged.

IN WITNESS  WHEREOF the parties hereto have caused this Agreement to be executed
in duplicate in Hatboro, Pennsylvania, this day of    , 2003;


ACCEPTED:
PENN-AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY



_______________________


and in Princeton, New Jersey, this day of 2003.


                                          AMERICAN RE-INSURANCE COMPANY



                                          _______________________
                                          Vice President

DATED:  March 18, 2003

                                                                 No. 3154-0016
                                                                     EXHIBIT A

                                    EXHIBIT A
                                   -----------

                             PROPERTY EXCESS OF LOSS
                             -----------------------

                                    Section 1
                                    ---------

      A.    BUSINESS COVERED
            ----------------

         The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after January 1, 2003, as respects the Company's new and renewal policies becoming effective on and after said date, covering the Classes of Insurance set forth below, except as excluded under the EXCLUSIONS Article of this Agreement, subject to the limitations set forth herein.

                              CLASSES OF INSURANCE
                              ---------------------

                                    Property
                                    --------

                                      Fire
                        Commercial Multi Peril Section I
                            Businessowners Section I
                                  Allied Lines
                                  Inland Marine
                           Automobile Physical Damage,
                           including Dealer's Open Lot

      B. The term "policies" as used herein means each of the Company' s binders, policies and contracts providing insurance and reinsurance on the Classes of Insurance covered hereunder.

                                    Section 2
                                    ---------

LIMITS OF COVER
---------------

      A. As respects one or more than one of the classes under Property Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss for each and every risk exceeds $300,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss for each and every risk in excess of $300,000 but the Reinsurer's liability shall not exceed 100% of $1,700,000 for each and every risk or exceed $3,000,000 in any one occurrence.

      B. As respects Terrorist Activity as defined within the DEFINITIONS Article, involving one or more than one of the classes under Property Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss for each and every risk exceeds $300,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss for each and every risk in excess of $300,000 but the Reinsurer's liability shall not exceed 100% of $1,700,000 for each and every risk or exceed $3,000,000 in any one occurrence, subject further to an annual aggregate limit of $3,000,000. However, paragraph 3(c) of the Terrorist Activity definition as defined in the DEFINITIONS Article, shall be excluded from recovery hereunder for the following PROPERTY KEY URBAN CENTERS:

                           PROPERTY KEY URBAN CENTERS
 ----------------------------------- --------------------------------------
 1. Atlanta, GA                                  2. Baltimore, MD
 ----------------------------------- --------------------------------------
 3. Boston, MA                                   4. Charlotte, NC
 ----------------------------------- --------------------------------------
 5. Chicago, IL                                  6. Cincinnati, OH
 ----------------------------------- --------------------------------------
 7. Cleveland, OH                                8. Columbus, OH
 ----------------------------------- --------------------------------------
 9. Dallas, TX                                   10. Denver, CO
 ----------------------------------- --------------------------------------
 11. Detroit, MI                                 12. Fort Worth, TX
 ----------------------------------- --------------------------------------
 13. Honolulu, HI                                14. Houston, TX
 ----------------------------------- --------------------------------------
 15. Kansas City MO or KS                        16. Las Vegas, NV
 ----------------------------------- --------------------------------------
 17. Long Beach, CA                              18. Los Angeles, CA
 ----------------------------------- --------------------------------------
 19. Memphis, TN                                 20. Miami, FL
 ----------------------------------- --------------------------------------
 21. Milwaukee, WI                               22. Minneapolis, MN
 ----------------------------------- --------------------------------------
 23. New Orleans, LA                             24. New York, NY
 ----------------------------------- --------------------------------------
 25. Oakland, CA                                 26. Philadelphia, PA
 ----------------------------------- --------------------------------------
 27. Phoenix, AZ                                 28. Pittsburgh, PA
 ----------------------------------- --------------------------------------
 29. Sacramento, CA                              30. San Antonio, TX
 ----------------------------------- --------------------------------------
 31. San Diego, CA                               32. San Francisco, CA
 ----------------------------------- --------------------------------------
 33. San Jose, CA                                34. Seattle, WA
 ----------------------------------- --------------------------------------
 35. St Louis, MO                                36. Tuscon, AZ
 ----------------------------------- --------------------------------------
 37. Washington, DC
 ----------------------------------- --------------------------------------

      C. In the event of a combination loss involving a property risk and a casualty occurrence loss from Exhibit B, the Company's retention shall be the greater retention of the Line of Business applicable but not to exceed to $500,000.

                                    Section 3
                                   -----------

REINSURANCE PREMIUM
-------------------

      A. The premium for the reinsurance provided under this Exhibit shall be computed at the rate of 14.64% of the Company's net written premium for the new and renewal Property business covered as of January 1, 2003.

      B. "Net written premium" shall mean the total of the Company's gross premium written during the agreement year for the lines of business covered hereunder, less expense constants on admitted policies, and less return premiums and premiums paid for reinsurance, if any, inuring to the benefit of the Agreement.

                                    Section 4
                                   -----------
COMMISSION
----------
The Reinsurer shall make a commission allowance of 37.50% to the Company on the premiums ceded to this Agreement.

                                    Section 5
                                   -----------
REPORTS AND REMITTANCES
-----------------------

      A. The Company will provide the Reinsurer with all necessary data respecting premiums and forward it to the Reinsurer within 45 days after the close of each quarter, on forms mutually acceptable.

      B. Any balance due the Reinsurer, shall be remitted by the Company with the Account Current. The Reinsurer shall remit any balance due the Company promptly upon the Reinsurer's receipt of the Account Current.

      C. Payment by the Reinsurer of its portion of loss and loss expenses paid by the Company will be made by the Reinsurer to the Company within 5 days after proof of payment by the Company is received by the Reinsurer.


This Exhibit A is attached to and forms part of Reinsurance Agreement No. 3154-0016 issued to PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY

DATED:  March 18, 2003

                                                                 No. 3154-0016
                                                                  EXHIBIT B
                                    EXHIBIT B
                                    ---------

                             CASUALTY EXCESS OF LOSS
                             -----------------------

                                    Section 1
                                    ----------

      A.    BUSINESS COVERED
            ----------------

         The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after January 1, 2003, as respects the Company's new and renewal policies becoming effective on and after said date, covering the Classes of Insurance set forth below, except as excluded under the EXCLUSIONS Article of this Agreement, subject to the limitations set forth herein.

                              CLASSES OF INSURANCE
                              --------------------
                                    Casualty
                                    --------
                                General Liability
                        Commercial Multi Peril Section II
                            Businessowners Section II
                     Employer's Liability Stop Gap coverage

                  Non-owned and Hired Automobile Liability when
                written as part of Commercial Multi Peril Section
                        II or General Liability policies.

      B. The term "policies" as used herein means each of the Company' s binders, policies and contracts providing insurance and reinsurance on the Classes of Insurance covered hereunder.

                                    Section 2
                                    ---------

LIMITS OF COVER
---------------

      A. As respects one or more than one of the classes under Casualty Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss in each occurrence exceeds $500,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss in each occurrence in excess of $500,000 but the Reinsurer's liability shall not exceed 100% of $2,500,000 in any one occurrence.

      B. As respects Terrorist Activity as defined within the DEFINITIONS Article, involving one or more than one of the classes under Casualty Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss in each occurrence exceeds $500,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss in each occurrence in excess of $500,000 but the Reinsurer's liability shall not exceed 100% of $2,500,000 in any one occurrence, subject further to an annual aggregate limit of $2,500,000.

      C. In the event of a combination loss involving a property risk from Exhibit A and a casualty occurrence, the Company's retention shall be the greater retention of the Line of Business applicable but not to exceed to $500,000.

                                    Section 3
                                    ---------

REINSURANCE PREMIUM
--------------------

      A. The premium for the reinsurance provided under this Exhibit shall be computed at the rate of 12.29% of the Company's net written premium for the new and reneal Casualty business covered as of January 1, 2003.

      B. "Net written premium" shall mean the total of the Company's gross premium written during the agreement year for the lines of business covered hereunder, less expense constants on admitted policies, and less return premiums and premiums paid for reinsurance, if any, inuring to the benefit of the Agreement.

                                    Section 4
                                   -----------
COMMISSION
----------

  The Reinsurer shall make a commission allowance of 37.50% to the Company on the premiums ceded to this Agreement.

                                    Section 5
                                   -----------
REPORTS AND REMITTANCES
-----------------------

      A. The Company will provide the Reinsurer with all necessary data respecting premiums and forward it to the Reinsurer within 45 days after the close of each quarter, on forms mutually acceptable.

      B. Any balance due the Reinsurer, shall be remitted by the Company with the Account Current. The Reinsurer shall remit any balance due the Company promptly upon the Reinsurer's receipt of the Account Current.

      C. Payment by the Reinsurer of its portion of loss and loss expenses paid by the Company will be made by the Reinsurer to the Company within 5 days after proof of payment by the Company is received by the Reinsurer.

                                    Section 6
                                   -----------

WARRANTY
--------

The maximum limits of liability for any one policy of the Company shall be deemed not to exceed the following:

1. General Liability - $1,000,000 each occurrence and $2,000,000 general aggregate. a) As respects Products and Completed Operations - $1,000,000 in the aggregate.

2. Liquor Liability Coverage - $1,000,000 each occurrence (i.e., new and renewal Restaurant policies, excluding Bars and Taverns, for the A, B, and C states as per attached Appendix A, having liquor receipts of 40% or less of total sales, effective on or after the effective date of this Agreement).

This Exhibit B is attached to and forms part of Reinsurance Agreement No. 3154-0116 issued to PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY

DATED:  March 18, 2003

                                   APPENDIX A
                                   ----------

Class A                     Class B                    Class C
-------                     --------                   --------
Delaware                    Arkansas                   Arizona
Kansas                      California                 Georgia
Maryland                    Colorado                   Idaho
Nebraska                    Connecticut                Indiana
Nevada                      Florida                    Iowa
South Carolina              Illinois                   Maine
Virgina                     Kentucky                   Michigan
                            Louisiana                  Mississippi
                            South Dakota               Montana
                            Tennessee                  New Mexico
                            Utah                       North Dakota
                            Wisconsin                  Ohio
                                                       Oklahoma
                                                       Oregon
                                                       Washington
                                                       Wyoming

                       NUCLEAR INCIDENT EXCLUSION CLAUSE--
                       PHYSICAL DAMAGE--REINSURANCE--NO. 2

     (1) This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

            I. Nuclear reactor power plants including all auxiliary property on the site, or

            II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

            III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

            IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     (3) Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate:

         (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     (5) It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

     (6) The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

     (7) Reassured to be sole judge of what constitutes:

         (a) substantial quantities, and

         (b) the extent of installation, plant or site.

     Note.--Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:


(a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

(b) With respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

       NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE -No. 1B

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurer formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     Limited Exclusion Provision.*
       I. It is agreed that the policy does not apply under any liability coverage,

           to       {  injury, sickness, disease, death or destruction
                       bodily injury or property damage
           with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy
           Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy for its termination upon exhaustion of its limit of liability.

       II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

       III.The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                (a) become effective on or after 1st May, 1960, or

                (b) become  effective  before  that date and contain the Limited
                    Exclusion Provision set out above;

           provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:
           Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability,
           Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)
shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     Broad Exclusion Provision.*
     It is agreed that the policy does not apply:

       I. Under any Liability Coverage, { Injury,  sickness,  disease,  death or destruction to Bodily injury or
                                          property damage

                (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                (b) resulting from the hazardous  properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                    (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     II.Under  any  Medical  Payments  Coverage,   or  under  any  Supplementary
        Payments  Provision relating


 to { immediate medical or surgical relief,  to expenses incurred with respect first aid,
 to   bodily injury, sickness, disease or death   resulting from the hazardous
                  of bodily injury                properties
nuclear material and arising out of the operation of nuclear facility by any person or organization.

      III. Under any Liability Coverage, to { Injury, sickness, disease, death or destruction Bodily injury or property damage resulting from the hazardous properties of nuclear material, if

                  (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or
                        (2) has been discharged or dispersed therefrom;

                  (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                  (c)   the { injury,  sickness,  disease,  death or destruction
                              bodily injury or property damage

                    arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to

         { injury to or destruction of property at such nuclear facility. property damage to such nuclear facility and any property thereat.

     IV. As used in this endorsement:

         "hazardous properties" include radioactive, toxic or explosive properties; "nuclear materials" means source material, special nuclear material or byproduct material; "source material," "special nuclear material," "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

                (a) any nuclear reactor,

                (b) any equipment or device  designed or used for (1) separating the  isotopes of uranium or  plutonium,  (2)  processing  or utilizing spent fuel, or (3) handling, processing or packaging waste,

                (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "Property damage" includes all forms of radioactive contamination of property.

     V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

                (i) Garage and  Automobile  Policies  issued by the Reassured on
                    New York risks, or

                (ii)statutory  liability  insurance  required  under Chapter 90,
                    General Laws of Massachusetts,
         until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.


--------------------------------------------------------------------------------

     * NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

        NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE AND LIABILITY
              (BOILER AND MACHINERY POLICIES) - REINSURANCE - No. 3

         (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all original Boiler and Machinery Insurance contracts of the Reassured (new, renewal and replacement) shall be deemed to include the following provisions of this paragraph.

                This Policy does not apply to "loss," whether it be direct or indirect, proximate or remote

                (a) from an Accident caused directly or indirectly by nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled; or

                (b) from nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, caused directly or indirectly by, contributed to or aggravated by an Accident.

         (3) However, it is agreed that loss arising out of the use of Radioactive Isotopes in any form is not hereby excluded from reinsurance protection.

         (4) Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

                (a) all policies issued by the Reassured to become effective on or before 30th April, 1958, shall be free from the application of the other provisions of this Clause until expiry date or 30th April, 1961, whichever first occurs, whereupon all the provisions of this Clause shall apply,

                (b) with respect to any risk located in Canada policies issued by the Reassured to become effective on or before 31st December, 1958, shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960, whichever first occurs, whereupon all the provisions of this Clause shall apply.







 No. 3154-0016

                 To get your agency production figures, visit www.penn-link.com
                                                              -----------------

Visit our website at www.penn-america.com
                     --------------------


PA-2001-26
November 7, 2001
TO OUR AGENTS

                             NEW CONTRACTOR CLASSES,
                           CONTRACTOR APPLICATION, AND
                            EXCLUSIONARY ENDORSEMENT

I.       Introduction
            We have listened to your ideas, investigated the market, and developed the following guidelines for writing contractors in your states:

II.      Contracting Guidelines

A. Contractor Classes: While construction defect claims and litigation continue to arise, there are states where we think that this type of business can still be written profitably - assuming the right mix of legal atmosphere in the state and careful underwriting and monitoring.

     (1) Contractor Classes - See the attached "Contracting Risks: Underwriting Guidelines", which we ask that you implement immediately. You can insert these guidelines in your Penn-America Agency Manual at either
          Section 3, "Classification Authority Table", or Section 10, "Underwriting Position Papers - Contracting Risks".

     (2) You can start writing these new classes in the surplus lines company in your state(s).

     (3) In California and Pennsylvania, you must write these new classes in Penn-America Insurance Company as we have no surplus lines carrier in these states.

     (4) In the "High Hazard" states (i.e., Arizona, California, Colorado, Nevada, Oregon, Texas, Washington, and New York - as defined in the attached Guidelines), you can write the following three classes - Fence Erection Contractors, Painting Contractors and Water Main Connection Construction. The classes available in the "Low Hazard" states are listed in the attached Guidelines.

B. New Contractor Application - PA01-416 (11/01):

     (1) The insured must complete and sign this application for all contractor risks authorized in your state(s).

     (2)  Please begin using this application immediately.

     (3)  See attached application.

     (4) You should insert this form in numerical order in your Forms Portfolio, Section 6, "PA-Series Sample Forms".

C. New Exclusionary Endorsement - Condominium, Townhouse, Row House or Tract Home Construction Project Exclusion - S2070 (11/01):

     (1) Attach to all contractor classes on a non-admitted basis.

     (2) Please begin using this exclusionary endorsement immediately on non-admitted business. We are commencing a filings campaign and will advise you of the approval of such filings for use on admitted business as approvals occur. This exclusion should be attached to all contractor risks no later than January 1, 2002.

     (3)  See attached exclusion.

     (4) You should insert this form in numerical order in your Forms Portfolio, Section 7, "S-Series Sample Forms".

III. EZ Rater - We are almost finished with the loading and publication of EZ Raters for your use in rating new and renewal business. The EZ Raters will include the new contractor classes attached to this Penn-Amerigram. You should receive your copy of the EZ Raters on or about December 1st. In the meantime, you can rate these risks using current ISO loss costs and our loss cost multipliers published in your State.

IV. Future Developments - We will add the new Contractor Guidelines, the Contractor Application and the new exclusionary endorsement to the next Agency Manual change.

V.   Questions/Comments

     A. If you have any underwriting, coverage or product questions, please contact your underwriter.

     B. To receive a block of pre-assigned PAC policy numbers, contact: Sheila McNamee by phone: (215) 443-3663, fax: (800) --- 882-8569, or email:
          mcnamee@penn-america.com.

     C. For support in updating your electronic forms libraries (FormMaker and others), contact your Senior Analyst - Marketing and Communications
          Technology:

 Linda Cameron      phone:  215-773-7761       cameron@penn-america.com
 Donna Siver        phone:  215-443-3610       siver@penn-america.com



         -------------------------------
         Thomas J. Cannon, Jr.
         Vice President - Underwriting

   CONTRACTING RISKS - UNDERWRITING GUIDELINES


      A. LINE OF BUSINESS
         ----------------

General Liability

     o    Premises/Operations
     o    Products/Completed Operations

      B. STATE GRADES
         ------------

We have assigned a grade of High Hazard (HH) or Low Hazard (LH) to each state. In those states where we know the legal climate promotes construction defect claims, we have assigned a grade of HH.

The High Hazard states are:

-------------------------- ----------------------- ----------------------
Arizona                    Nevada                  Washington
-------------------------- ----------------------- ----------------------
California                 Oregon                  New York
-------------------------- ----------------------- ----------------------
Colorado                   Texas
-------------------------- ----------------------- ----------------------

All other states are "Low Hazard". We will now write contractors subject to the guidelines that follow.

      C. ELIGIBLE CLASSES
         ----------------

You may bind contractors as shown on the two tables attached:

     o    "Eligible E-Z Rater Artisan-Contractors Classes - `Low' Hazard States"

     o    "Eligible and Prohibited Contractors Classes - `High' Hazard States"

      D. LIMITS OF INSURANCE
         -------------------

Under the General Liability Program, you can bind up to $1 million each occurrence, $2 million general aggregate and $2 million products aggregate.

Under the Umbrella Program, you can bind up to $2 million each occurrence, $2 million general aggregate and $2 million products aggregate.

Under the Increased Limits Program, you can bind up to $3 million each occurrence, $3 million general aggregate and $3 million products aggregate.

Maximum binding authority limits of all coverage layers written with Penn-America - primary, excess (including our Increased General Liability Limits Program) and umbrella - cannot exceed $3 million per occurrence/$3 million general aggregate.

        E. PROPERTY DAMAGE LIABILITY DEDUCTIBLE
            ------------------------------------

Minimum deductible is $500 per occurrence.

        F. UNDERWRITING ELIGIBILITY
            ------------------------

     o For contractors who do framing: no more than five homes per year. o Maximum sales cannot exceed $1 million per year. o Contractors cannot subcontract out more than 25% of their work. o Contractors performing commercial jobs.
     o Contractors performing work on custom-built homes or "spec" homes (built without a contracted buyer). o Contractor must have a minimum of three years in business or three years experience in the trade being insured.

        G. SUBMIT TO BINDING UNIT
            ----------------------

     o    Contractors with sales over $1 million.
     o Contractors with annual premium (at "manual") over $15,000 and up to $25,000.
     o Contractors with two or more losses in the last three years, or one loss over $5,000 in the last three years.
     o New ventures with less than three years experience in the trade being insured.
     o Risks working on buildings over three stories. o Any exception to the program guidelines.

        H. SUBMIT TO SUBMIT UNIT
            ---------------------

     o    All   contractor   classes   identified   as  "SS"  in   Section  3  -
          Classification Authority Table - of the Agency Manual (and also on the attached lists).
     o    Contractors with annual premium (at "manual") over $25,000.

      I. PROHIBITED
         ----------

     o All contractor classes identified as "P" in Section 3 - Classification Authority Table - of the Agency Manual (and also on the attached lists).
     o    New ventures with no prior experience.
     o Construction Managers, Executive Supervisors, Paper Contractors and Real Estate Developers.
     o    Carpenters framing-up more than five homes per year.
     o    Contractors with sales in excess of $2.5 million.
     o Contractors working on condominium, townhouse, row house or tract home projects.
     o    Contractors  who  subcontract  out  more  than 25% of  their  work.
     o Requests to show a general contractor as additional insured, when the project is a condominium, townhouse, row house or tract home project.
     o    Requests for Blanket Additional Insured Endorsement.

      J. BINDING AUTHORITY - UNDERWRITING REQUIREMENTS
         ---------------------------------------------

     o All new policies must be written in the Surplus Lines (non-admitted) carrier approved in your state. Check your State Exception Pages for the surplus lines company in your state.

     o    Use the same policy number on renewal.

     o    Premiums  are  "minimum  and  deposit"  with a 50%  minimum  earned on
          cancellation,   100%  earned  on  audit  (attach  S1003,  Minimum  and
          Deposit).

     o    Insured   must   complete   and  sign  a   Penn-America   Contractors'
          Application.   See  attached  Contractor  Application  Form  [PA01-416
          (11/01)].

     o    Order   inspection   reports  on  all  accounts  (except  for  one-man
          operations). We must receive them within 45 says of inception.

     o We will audit all contractors annually to verify sales, payroll, classes and exposures.

     o All requests for "additional insured" (AI) endorsements must be documented, defining the relationship of the AI to the named insured and the particular job being performed. Review all AI requests before adding them to the policy. Use Additional Insured - Owners, Lessees or Contractors - Scheduled Person or Organization, CG 20 10 03 97 - do not use an earlier edition date.

     o Any amendment in the wording on an AI endorsement must be submitted and approved by us in advance.

     o    Submit  in  advance  any   requests   for   amendment  of  wording  on
          Certificates of Insurance.

     o Get certificates of insurance verifying equal limits to our policy from all subcontractors. Our insured should be added as an additional insured on any subcontractor's policy.

      K. PRICING
         -------

Use the rates published in the Surplus Lines E-Z Rater as the minimum rate. For those contractors classes not listed in the E-Z Rater, use current ISO loss costs and our published Loss Cost Multiplier for our Surplus Lines carrier.

If otherwise acceptable, risks with prior losses (one loss up to $5,000 incurred) are to be surcharged a minimum of 10%.

      L. REQUIRED FORMS AND ENDORSEMENTS
         -------------------------------

CG0057    Amendment of Insuring Agreement - Known Injury or Damage

S2006     Independent Contractors Conditional Endorsement
S2041     Classification Limitation Endorsement

S2047     Exclusion - Property Damage Claims in Progress
S2066     Exclusion - Injury to Employee or Independent Contractor
S2067     Exclusion - EIFS Exclusion
S2068     Mold Exclusion
S2070     Exclusion - Tract Homes, Condominiums and Townhouses


      M. PROHIBITED ENDORSEMENTS
         -----------------------

CG2404   Waiver or Transfer of Rights of Recovery Against Others to Us
S2056    Blanket Additional Insured Endorsement
S2057    Additional Insured - Primary Coverage

       ELIGIBLE AND PROHIBITED CONTRACTORS CLASSES - "HIGH" HAZARD STATES
            ( All Contractors Classes not listed are PROHIBITED also)

"High" Hazard States are:
--------------------------------------------------------------------------------
Arizona                              Nevada                    Texas
--------------------------------------------------------------------------------
California                           Oregon                    Washington
--------------------------------------------------------------------------------
Colorado                             New York
---------------------------------------------------------------


 B=Binding Authority SB=Submit to Binding Authority Underwriter SS=Submit to edbmit Unit P=Prohibited
 11/01/01                                                                         + = Products Included
                                                                                      Binding Authority
                                                                                 --------------------------
ISO Class         CLASS DEFINITION                                                  Prem     Prods       Underwriting Comments
Code                                                                                Ops

===============================================================================================================================
      90089       ADVERTISING SIGN CO OUTDOOR                                          B        +
-------------------------------------------------------------------------------------------------------------------------------
      91111       AIR CONDITIONING INSTAL/SERV/REP                                     B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91127       ALARM/ALARM SYSTEM INST/SERV/REPAIR                                  B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91135       ANALYTICAL CHEMISTS                                                  SS       P
-------------------------------------------------------------------------------------------------------------------------------
      91150       APPLIANCE/ACCESS-INST/SERV/REPR/COMM                                 B       SS
-------------------------------------------------------------------------------------------------------------------------------
      91155       APPLIANCE/ACCESS INST/SERV/REPR HOUSE                                B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91175       AUCTIONEER -LIVESTOCK AWAY FROM PREMISES                             SS       +
-------------------------------------------------------------------------------------------------------------------------------
      91177       AUCTIONEER SALES AWAY FROM PREMISE                                   SS       +
-------------------------------------------------------------------------------------------------------------------------------
      91179       AUCTION-ON PREMISES OWN RENT INS                                     B        +
-------------------------------------------------------------------------------------------------------------------------------
      91190       AUTOMOBILE DISMANTLING                                               SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91200       BLACKSMITHING                                                        B        +
-------------------------------------------------------------------------------------------------------------------------------
      91315       CABLE/SUBSCRIPTION TV COMPANIES                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      91340       CARPENTRY - RESIDENTIAL                                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      91341       CARPENTRY - INTERIOR                                                 P        P
-------------------------------------------------------------------------------------------------------------------------------
      91342       CARPENTRY, NOC                                                       P        P
-------------------------------------------------------------------------------------------------------------------------------
      91343       CARPENTRY - SHOP ONLY                                                P        P
-------------------------------------------------------------------------------------------------------------------------------
      91405       CARPET RUG FURNITURE UPHOLSTERY CLEAN                                B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
      91436       CEILING OR WALL INSTALLATION - METAL                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
      91481       CHIMNEY CLEANING                                                     B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91523       CLEANING - OUTSIDE SURFACE BLDG                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91547       COMMISSARY WORK                                                      B        +
-------------------------------------------------------------------------------------------------------------------------------



      91551       COMMUNICATION EQUIPMENT INSTALL                                      SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91555       COMPUTER SERVICE OR REPAIR                                           B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91560       CONCRETE CONSTRUCTION                                                P        P
-------------------------------------------------------------------------------------------------------------------------------
      91577       CONDUIT CONSTRUCTION FOR CABLE                                       B        B
-------------------------------------------------------------------------------------------------------------------------------
      94444       CONTRACTORS, NOC                                                     P        P
-------------------------------------------------------------------------------------------------------------------------------
      91580       CONTRACTORS, EXEC. SUPV. (GEN. CONTRS.)                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      91583       CONTRACTORS - SUB-WORK, 1, 2 FAM DWGS                                B        B
-------------------------------------------------------------------------------------------------------------------------------
      91581       CONTRACTORS - SUB-WORK, NOT BLDGS                                    B        B
-------------------------------------------------------------------------------------------------------------------------------
      91584       CONTRACTORS - SUB-WORK, INDUSTRIAL                                   SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91585       CONTRACTORS - SUB-WORK, BUILDINGS                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91589       CONTRACTORS STREET HWY CONSTRUCT                                     SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91590       CONTRACTORS PERMANENT YARDS                                          B        +
-------------------------------------------------------------------------------------------------------------------------------
      91629       DEBRIS REMOVAL, CONSTRUCTION SITE                                    B        B
-------------------------------------------------------------------------------------------------------------------------------
      52134       DOOR OR WINDOW MANUFACTURING                                         P        P
-------------------------------------------------------------------------------------------------------------------------------
      52315       DOOR OR WINDOW MFG - WOOD                                            P        P
-------------------------------------------------------------------------------------------------------------------------------
      91746       DOOR OR WINDOW INSTALLATION (METAL)                                  P        P
-------------------------------------------------------------------------------------------------------------------------------
      92102       DRILLING WATER                                                       SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      92215       DRIVEWAY, PARKING LOT, SIDEWALK PAVING                               P        P
-------------------------------------------------------------------------------------------------------------------------------
      92338       DRY WALL OR WALL BOARD INSULATION                                    P        P
-------------------------------------------------------------------------------------------------------------------------------
      92451       ELECTRICAL APPARATUS INSTALL, SVC. REP.                              B       SS
-------------------------------------------------------------------------------------------------------------------------------
      92478       ELECTRICAL WORK WITHIN BUILDING                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      92663       ENGINEERS & ARCHITECTS                                               SS       +
-------------------------------------------------------------------------------------------------------------------------------
      94007       EXCAVATION                                                           P        P
-------------------------------------------------------------------------------------------------------------------------------
      94099       EXPRESS COMPANIES                                                    B        +
-------------------------------------------------------------------------------------------------------------------------------
      94276       FENCE ERECTION CONTRACTORS                                           B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      94304       FIRE EXTINGUISHER SERV REFILL TESTING                                SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      94381       FIRE SUPPRESSIONS SYSTEMS                                            SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      94569       FLOOR COVER INSTALLATION, NOT CERAMIC                                B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      94590       FLOOR WAXING                                                         B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      94617       FREIGHT FORWARDER, HANDLER NOC                                       SS       +
-------------------------------------------------------------------------------------------------------------------------------
      95124       FURNITURE, FIXTURES INSTALL. (METAL, WOOD)                           B        B
-------------------------------------------------------------------------------------------------------------------------------
      95233       GARBAGE, ASH, REFUSE COLLECTING                                      SS       +
-------------------------------------------------------------------------------------------------------------------------------



      13590       GLAZIERS & GLASS DEALERS                                             P        P
-------------------------------------------------------------------------------------------------------------------------------
      95410       GRADING OF LAND                                                      P        P
-------------------------------------------------------------------------------------------------------------------------------
      95487       GREENHOUSE ERECTION                                                  B        B
-------------------------------------------------------------------------------------------------------------------------------
      95505       GUNITING OR SHOT-CRETE                                               SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      95625       HANDYMEN                                                             B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      95647       HEATING AIR/COND SYS EQUIP (NO LP GAS)                               B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      95648       HEATING AIR/CONDITIONING SYSTEM EQUIP                                SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      96053       HOUSE FURNISHING INSTALLATION NOC                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      96317       INSPECTION APPRAISAL COS (VALUATION)                                 SS       +
-------------------------------------------------------------------------------------------------------------------------------
      96410       INSULATION WORK - MINERAL                                            SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      96409       INSULATION WORK - PLASTIC OR ORGANIC (SOLID)                         SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      96611       INTERIOR DECORATORS                                                  B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      96816       JANITORIAL SERVICES                                                  B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97002       LABS, RESEARCH DEVELOP TEST PRF                                      SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97003       LABS, RESEARCH DEVELOP TEST N/PRF                                    SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97047       LANDSCAPE GARDENING                                                  B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97050       LAWN CARE                                                            B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97111       LOGGING AND LUMBERING                                                SS       +
-------------------------------------------------------------------------------------------------------------------------------
      97220       MACHINE SHOPS NOC                                                    B       SS
-------------------------------------------------------------------------------------------------------------------------------
      97221       MACHINE EQUIPMENT FARM INSTALL ETC                                   SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97222       MACHINE EQUIPMENT INDUSTRIAL                                         SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97223       MACHINE EQUIPMENT INSTALL NOC                                        SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97447       MASONRY                                                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      97650       METAL ERECTION DECORATVE ARTIST                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97651       METAL ERECTION - FRAME IRONWORK OUTSIDE                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      97652       METAL ERECTION DWELLINGS UP TO 2 STYS.                               P        P
-------------------------------------------------------------------------------------------------------------------------------
      97653       METAL ERECTION - NON-STRUCTURAL                                      P        P
-------------------------------------------------------------------------------------------------------------------------------
      97655       METAL ERECTION - STRUCTURAL                                          P        P
-------------------------------------------------------------------------------------------------------------------------------
      98090       MOTION PICTURE DEVELOP PRINTING                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      98091       MOTION PICTURE DISTRIB EXCHANGE                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      98111       OFFICE MACHINE APPLIANCE REPAIR                                      B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98257       ORCHARD VINEYARD RUN BY CONTRACTOR                                   SS       +
-------------------------------------------------------------------------------------------------------------------------------



      98303       PAINTING EXTERIOR >3 STORIES                                         SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98304       PAINTING EXTERIOR UP TO 3 STORIES                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98305       PAINTING INTERIOR                                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98308       PAINTING SHOP ONLY                                                   B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98344       PAPERHANGING                                                         B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98405       PIANO TUNING                                                         B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98449       PLASTERING OR STUCCO WORK                                            P        B
-------------------------------------------------------------------------------------------------------------------------------
      98482       PLUMBING COMMERCIAL, INDUSTRIAL                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98483       PLUMBING RESIDENTIAL, DOMESTIC                                       P        P
-------------------------------------------------------------------------------------------------------------------------------
      98502       PREFAB BUILDING ERECTION                                             P        P
-------------------------------------------------------------------------------------------------------------------------------
      98597       RADIO OR TV BROADCASTING PROFIT                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      98598       RADIO TV BROADCASTING NOT PROF                                       B        +
-------------------------------------------------------------------------------------------------------------------------------
      98636       REFRIGERATION SYSTEM EQUIP INSTALL ETC                               B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98640       RENOVATING OUTSIDE SURFACES OF BLDGS                                 B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98658       RIGGING                                                              SS       +
-------------------------------------------------------------------------------------------------------------------------------
      98677       ROOFING - COMMERCIAL                                                 P        P
-------------------------------------------------------------------------------------------------------------------------------
      98678       ROOFING - RESIDENTIAL                                                P        P
-------------------------------------------------------------------------------------------------------------------------------
      98698       SALVAGE OPERATIONS NOC                                               SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98699       SALVAGE OPERATE REMOVAL ETC                                          SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98705       SANDBLASTING                                                         SS       +
-------------------------------------------------------------------------------------------------------------------------------
      98710       SAND OR GRAVEL DIGGING                                               SS       +
-------------------------------------------------------------------------------------------------------------------------------
      98805       SEPTIC TANK SYSTEMS CLEANING                                         B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98806       SEPTIC TANK SYSTEMS INSTAL, SVC. REP.                                B        B
-------------------------------------------------------------------------------------------------------------------------------
      98813       SEWER CLEANING                                                       SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98820       SEWER MAINS OR CONNECTIONS CONSTR.                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      98884       SHEET METAL WORK - OUTSIDE                                           P        P
-------------------------------------------------------------------------------------------------------------------------------
      98967       SIDING INSTALLATION                                                  P        P
-------------------------------------------------------------------------------------------------------------------------------
      98993       SIGN ERECTION INSTALL REPAIR                                         B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99003       SIGN PAINTING, LETTERING INSIDE BLDG                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99004       SIGN PAINTING, LETTERING BLDG, STRUCTURE                             B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99303       SNOW REMOVAL, PARKING LOT & DRIVEWAY                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99321       STREET, ROAD PAVING REPAVING ETC.                                    SS      SS
-------------------------------------------------------------------------------------------------------------------------------



      99471       SURVEYING - LAND (NO CONSTRUCTION)                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99505       SWIMMING POOL SERVICING                                              B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99506       SWIM POOL INSTALL SERV REPAIR                                        SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99507       SWIM POOL INSTALL SERV BELOW GR                                      SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99600       TELECOMMUNICATION SERVICE PROVIDER                                   SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99613       TELEPHONE/ CABLE TV LINE CONSTRUCTION                                B        B
-------------------------------------------------------------------------------------------------------------------------------
      99620       TELEPRODUCTION STUDIOS                                               B        +
-------------------------------------------------------------------------------------------------------------------------------
      99650       TV RADIO RECEIVING SET INSTALLING                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99709       TENT OR CANVAS GOODS-ERECTION                                        B        B
-------------------------------------------------------------------------------------------------------------------------------
      99718       THEATRICAL COMPANIES                                                 SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99746       TILE, STONE, MARBLE, TERRAZO, MOSAIC WORK                            B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99777       TREE PRUNING, DUSTING, SPRAYING ETC                                  B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99793       TRUCKERS                                                             B        +
-------------------------------------------------------------------------------------------------------------------------------
      99826       UPHOLSTERING NOC                                                     B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99827       UPHOLSTERING SHOP ONLY                                               B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99851       VETERINARIAN VETERINARY HOSP                                         B        +
-------------------------------------------------------------------------------------------------------------------------------
      99917       WAREHOUSE COLD STORAGE PUBLIC                                        B        +
-------------------------------------------------------------------------------------------------------------------------------
      99938       WAREHOUSES NOC                                                       B        +
-------------------------------------------------------------------------------------------------------------------------------
      99946       WATER MAIN CONNECTION CONSTRUCTION                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99948       WATER SOFTENING EQUIPMENT INSTALLING                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99969       WELDING, CUTTING                                                     B       SS
-------------------------------------------------------------------------------------------------------------------------------
      99952       WATERPROOFING - PRESSURE APPARATUS                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99953       WATERPROOFING - TROWEL, EXTERIOR                                     SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      99954       WATERPROOFING - TROWEL, INTERIOR                                     SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      99955       WATERPROOFING, NOC                                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99975       WINDOW CLEANING                                                      B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91342       WINDOW INSTALLATION - WOOD (CARPENTRY)                               B        B
-------------------------------------------------------------------------------------------------------------------------------
      99986       WRECKING BLDG STRUCTURES NOC                                         B        +
-------------------------------------------------------------------------------------------------------------------------------
      99987       WRECKING NOT EXCEED 3 STORIES                                        B        +
-------------------------------------------------------------------------------------------------------------------------------




        ELIGIBLE AND PROHIBITED CONTRACTORS CLASSES - "LOW" HAZARD STATES
            ( All Contractors Classes not listed are PROHIBITED also)
 B=Binding Authority SB=Submit to Binding Authority Underwriter SS=Submit to Submed Unit P=Prohibited
                         11/01/01 + = Products Included
                                                                                  Binding Authority
                                                                                  --------------------------
ISO Class       CLASS DEFINITION                                                  Prem     Prods      E-Z   Underwriting Comments
Code                                                                              Ops               Rater
====================================================================================================================================
     90089      ADVERTISING SIGN CO OUTDOOR                                          B        +
------------------------------------------------------------------------------------------------------------------------------------
     91111      AIR CONDITIONING INSTAL/SERV/REP                                     B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91127      ALARM/ALARM SYSTEM INST/SERV/REPAIR                                  B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91135      ANALYTICAL CHEMISTS                                                  SS       P
------------------------------------------------------------------------------------------------------------------------------------
     91150      APPLIANCE/ACCESS-INST/SERV/REPR/COMM                                 B        SS
------------------------------------------------------------------------------------------------------------------------------------
     91155      APPLIANCE/ACCESS INST/SERV/REPR HOUSE                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91175      AUCTIONEER -LIVESTOCK AWAY FROM PREMISES                             SS       +
------------------------------------------------------------------------------------------------------------------------------------
     91177      AUCTIONEER SALES AWAY FROM PREMISE                                   SB       +
------------------------------------------------------------------------------------------------------------------------------------
     91179      AUCTION-ON PREMISES OWN RENT INS                                     B        +
------------------------------------------------------------------------------------------------------------------------------------
     91190      AUTOMOBILE DISMANTLING                                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91200      BLACKSMITHING                                                        B        +
------------------------------------------------------------------------------------------------------------------------------------
     91315      CABLE/SUBSCRIPTION TV COMPANIES                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     91340      CARPENTRY - RESIDENTIAL                                              B        B       Yes   Max # houses "framed":
                                                                                                                      5 per year
------------------------------------------------------------------------------------------------------------------------------------
     91341      CARPENTRY - INTERIOR                                                 B        B       Yes   Max # houses "framed":
                                                                                                                      5 per year
------------------------------------------------------------------------------------------------------------------------------------
     91342      CARPENTRY, NOC                                                       B        B       Yes   Max # houses "framed":
                                                                                                                      5 per year
------------------------------------------------------------------------------------------------------------------------------------
     91343      CARPENTRY - SHOP ONLY                                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91405      CARPET RUG FURNITURE UPHOLSTERY CLEAN                                B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91436      CEILING OR WALL INSTALLATION - METAL                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91481      CHIMNEY CLEANING                                                     B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91523      CLEANING - OUTSIDE SURFACE BLDG                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91547      COMMISSARY WORK                                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     91551      COMMUNICATION EQUIPMENT INSTALL                                      SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91555      COMPUTER SERVICE OR REPAIR                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91560      CONCRETE CONSTRUCTION                                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91577      CONDUIT CONSTRUCTION FOR CABLE                                       B        B
------------------------------------------------------------------------------------------------------------------------------------



     94444      CONTRACTORS, NOC                                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91580      CONTRACTORS, EXEC. SUPV. (GEN. CONTRS.)                              SS       SS            Residential Construction
                                                                                                                          Prohibited
------------------------------------------------------------------------------------------------------------------------------------
     91583      CONTRACTORS - SUB-WORK, 1, 2 FAM DWGS                                B        B
------------------------------------------------------------------------------------------------------------------------------------
     91581      CONTRACTORS - SUB-WORK, NOT BLDGS                                    B        B
------------------------------------------------------------------------------------------------------------------------------------
     91584      CONTRACTORS - SUB-WORK, INDUSTRIAL                                   SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91585      CONTRACTORS - SUB-WORK, BUILDINGS                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91589      CONTRACTORS STREET HWY CONSTRUCT                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91590      CONTRACTORS PERMANENT YARDS                                          B        +
------------------------------------------------------------------------------------------------------------------------------------
     91629      DEBRIS REMOVAL, CONSTRUCTION SITE                                    B        B
------------------------------------------------------------------------------------------------------------------------------------
     52134      DOOR OR WINDOW MANUFACTURING                                         B        B
------------------------------------------------------------------------------------------------------------------------------------
     52315      DOOR OR WINDOW MFG - WOOD                                            B        B
------------------------------------------------------------------------------------------------------------------------------------
     91746      DOOR OR WINDOW INSTALLATION (METAL)                                  B        B
------------------------------------------------------------------------------------------------------------------------------------
     92102      DRILLING WATER                                                       SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     92215      DRIVEWAY, PARKING LOT, SIDEWALK PAVING                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     92338      DRY WALL OR WALL BOARD INSULATION                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     92451      ELECTRICAL APPARATUS INSTALL, SVC. REP.                              B        SS
------------------------------------------------------------------------------------------------------------------------------------
     92478      ELECTRICAL WORK WITHIN BUILDING                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     92663      ENGINEERS & ARCHITECTS                                               SS       +
------------------------------------------------------------------------------------------------------------------------------------
     94007      EXCAVATION                                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94099      EXPRESS COMPANIES                                                    B        +
------------------------------------------------------------------------------------------------------------------------------------
     94276      FENCE ERECTION CONTRACTORS                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94304      FIRE EXTINGUISHER SERV REFILL TESTING                                SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     94381      FIRE SUPPRESSIONS SYSTEMS                                            SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     94569      FLOOR COVER INSTALLATION, NOT CERAMIC                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94590      FLOOR WAXING                                                         B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94617      FREIGHT FORWARDER, HANDLER NOC                                       SB       +
------------------------------------------------------------------------------------------------------------------------------------
     95124      FURNITURE, FIXTURES INSTALL. (METAL, WOOD)                           B        B
------------------------------------------------------------------------------------------------------------------------------------
     95233      GARBAGE, ASH, REFUSE COLLECTING                                      SS       +
------------------------------------------------------------------------------------------------------------------------------------
     13590      GLAZIERS & GLASS DEALERS                                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95410      GRADING OF LAND                                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95487      GREENHOUSE ERECTION                                                  B        B
------------------------------------------------------------------------------------------------------------------------------------
     95505      GUNITING OR SHOT-CRETE                                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------


     95625      HANDYMEN                                                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95647      HEATING AIR/COND SYS EQUIP (NO LP GAS)                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95648      HEATING AIR/CONDITIONING SYSTEM EQUIP                                SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     96053      HOUSE FURNISHING INSTALLATION NOC                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     96317      INSPECTION APPRAISAL COS (VALUATION)                                 SS       +
------------------------------------------------------------------------------------------------------------------------------------
     96410      INSULATION WORK - MINERAL                                            SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     96409      INSULATION WORK - PLASTIC OR ORGANIC (SOLID)                         SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     96611      INTERIOR DECORATORS                                                  B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     96816      JANITORIAL SERVICES                                                  B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97002      LABS, RESEARCH DEVELOP TEST PRF                                      SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97003      LABS, RESEARCH DEVELOP TEST N/PRF                                    SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97047      LANDSCAPE GARDENING                                                  B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97050      LAWN CARE                                                            B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97111      LOGGING AND LUMBERING                                                SS       +
------------------------------------------------------------------------------------------------------------------------------------
     97220      MACHINE SHOPS NOC                                                    B        SS
------------------------------------------------------------------------------------------------------------------------------------
     97221      MACHINE EQUIPMENT FARM INSTALL ETC                                   SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97222      MACHINE EQUIPMENT INDUSTRIAL                                         SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97223      MACHINE EQUIPMENT INSTALL NOC                                        SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97447      MASONRY                                                              B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97650      METAL ERECTION DECORATVE ARTIST                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97651      METAL ERECTION - FRAME IRONWORK OUTSIDE                              SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97652      METAL ERECTION DWELLINGS UP TO 2 STYS.                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97653      METAL ERECTION - NON-STRUCTURAL                                      SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97655      METAL ERECTION - STRUCTURAL                                          SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98090      MOTION PICTURE DEVELOP PRINTING                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     98091      MOTION PICTURE DISTRIB EXCHANGE                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     98111      OFFICE MACHINE APPLIANCE REPAIR                                      B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98257      ORCHARD VINEYARD RUN BY CONTRACTOR                                   SS       +
------------------------------------------------------------------------------------------------------------------------------------
     98303      PAINTING EXTERIOR >3 STORIES                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98304      PAINTING EXTERIOR UP TO 3 STORIES                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98305      PAINTING INTERIOR                                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98308      PAINTING SHOP ONLY                                                   B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------


     98344      PAPERHANGING                                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98405      PIANO TUNING                                                         B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98449      PLASTERING OR STUCCO WORK                                            B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98482      PLUMBING COMMERCIAL, INDUSTRIAL                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98483      PLUMBING RESIDENTIAL, DOMESTIC                                       B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98502      PREFAB BUILDING ERECTION                                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98597      RADIO OR TV BROADCASTING PROFIT                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     98598      RADIO TV BROADCASTING NOT PROF                                       B        +
------------------------------------------------------------------------------------------------------------------------------------
     98636      REFRIGERATION SYSTEM EQUIP INSTALL ETC                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     47051      REAL ESTATE DEVELOPERS                                               P        P
------------------------------------------------------------------------------------------------------------------------------------
     98640      RENOVATING OUTSIDE SURFACES OF BLDGS                                 B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98658      RIGGING                                                              SS       +
------------------------------------------------------------------------------------------------------------------------------------
     98677      ROOFING - COMMERCIAL                                                 P        P
------------------------------------------------------------------------------------------------------------------------------------
     98678      ROOFING - RESIDENTIAL                                                P        P
------------------------------------------------------------------------------------------------------------------------------------
     98698      SALVAGE OPERATIONS NOC                                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98699      SALVAGE OPERATE REMOVAL ETC                                          SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98705      SANDBLASTING                                                         SB       +
------------------------------------------------------------------------------------------------------------------------------------
     98710      SAND OR GRAVEL DIGGING                                               SB       +
------------------------------------------------------------------------------------------------------------------------------------
     98805      SEPTIC TANK SYSTEMS CLEANING                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98806      SEPTIC TANK SYSTEMS INSTAL, SVC. REP.                                B        B
------------------------------------------------------------------------------------------------------------------------------------
     98813      SEWER CLEANING                                                       SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98820      SEWER MAINS OR CONNECTIONS CONSTR.                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     98884      SHEET METAL WORK - OUTSIDE                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98967      SIDING INSTALLATION                                                  B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98993      SIGN ERECTION INSTALL REPAIR                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99003      SIGN PAINTING, LETTERING INSIDE BLDG                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99004      SIGN PAINTING, LETTERING BLDG, STRUCTURE                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99303      SNOW REMOVAL, PARKING LOT & DRIVEWAY                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99321      STREET, ROAD PAVING REPAVING ETC.                                    SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     99471      SURVEYING - LAND (NO CONSTRUCTION)                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99505      SWIMMING POOL SERVICING                                              B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99506      SWIM POOL INSTALL SERV REPAIR                                        SS       +
------------------------------------------------------------------------------------------------------------------------------------



     99507      SWIM POOL INSTALL SERV BELOW GR                                      SS       +
------------------------------------------------------------------------------------------------------------------------------------
     99600      TELECOMMUNICATION SERVICE PROVIDER                                   SS       +
------------------------------------------------------------------------------------------------------------------------------------
     99613      TELEPHONE/ CABLE TV LINE CONSTRUCTION                                B        B
------------------------------------------------------------------------------------------------------------------------------------
     99620      TELEPRODUCTION STUDIOS                                               B        +
------------------------------------------------------------------------------------------------------------------------------------
     99650      TV RADIO RECEIVING SET INSTALLING                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99709      TENT OR CANVAS GOODS-ERECTION                                        B        B
------------------------------------------------------------------------------------------------------------------------------------
     99718      THEATRICAL COMPANIES                                                 SB       +
------------------------------------------------------------------------------------------------------------------------------------
     99746      TILE, STONE, MARBLE, TERRAZO, MOSAIC WORK                            B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99777      TREE PRUNING, DUSTING, SPRAYING ETC                                  B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99793      TRUCKERS                                                             B        +
------------------------------------------------------------------------------------------------------------------------------------
     99826      UPHOLSTERING NOC                                                     B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99827      UPHOLSTERING SHOP ONLY                                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99851      VETERINARIAN VETERINARY HOSP                                         B        +
------------------------------------------------------------------------------------------------------------------------------------
     99917      WAREHOUSE COLD STORAGE PUBLIC                                        B        +
------------------------------------------------------------------------------------------------------------------------------------
     99938      WAREHOUSES NOC                                                       B        +
------------------------------------------------------------------------------------------------------------------------------------
     99946      WATER MAIN CONNECTION CONSTRUCTION                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99948      WATER SOFTENING EQUIPMENT INSTALLING                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99969      WELDING, CUTTING                                                     B        SS
------------------------------------------------------------------------------------------------------------------------------------
     99952      WATERPROOFING - PRESSURE APPARATUS                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99953      WATERPROOFING - TROWEL, EXTERIOR                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     99954      WATERPROOFING - TROWEL, INTERIOR                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     99955      WATERPROOFING, NOC                                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99975      WINDOW CLEANING                                                      B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91342      WINDOW INSTALLATION - WOOD (CARPENTRY)                               B        B
------------------------------------------------------------------------------------------------------------------------------------
     99986      WRECKING BLDG STRUCTURES NOC                                         B        +
------------------------------------------------------------------------------------------------------------------------------------
     99987      WRECKING NOT EXCEED 3 STORIES                                        B        +
------------------------------------------------------------------------------------------------------------------------------------
